UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04282

Name of Fund: BlackRock Natural Resources Trust

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Natural Resources Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2018

Date of reporting period: 07/31/2018

Item 1 – Report to Stockholders

JULY 31, 2018

ANNUAL REPORT

BlackRock Equity Dividend Fund

BlackRock Natural Resources Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2018	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund outperformed the benchmark, the Russell 1000® Value Index. For the same period, the Fund underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

The largest contribution to relative return came from stock selection in the energy sector, as non-benchmark positions held in the integrated oil & gas sub-industry performed well. In particular, the Fund’s exposure to non-U.S. integrated oil & gas companies added to returns. Stock selection in the health care sector also contributed to relative performance, led by holdings within both the pharmaceuticals and health care providers & services segments. In addition, stock selection within the consumer staples and telecommunication services (“telecom”) sectors contributed to returns.

The largest detractor from relative performance was the portfolio’s cash position, which averaged 5.0% during the period. The somewhat elevated cash position was intended to manage market risk relative to the Russell 1000® Value Index, as the Fund had significant exposure to economically sensitive, cyclical sectors such as energy and financials.

In financials, a combination of stock selection and an overweight to the insurance industry constrained results, with particular weakness in the multi-line and life & health insurance segments. Stock selection in the materials and utilities sectors also detracted.

Describe recent portfolio activity.

During the 12-month period, the Fund increased exposure to the consumer staples, telecom and health care sectors. Conversely, the Fund significantly reduced its holdings in the industrials sector. The Fund also reduced exposure to materials and real estate stocks.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest allocations were in the financials, health care and energy sectors. Relative to the benchmark, the largest overweight positions were in the health care, financials and energy sectors. Conversely, the Fund’s largest underweights were in the real estate, consumer discretionary and industrials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
JPMorgan Chase & Co.	4%
Pfizer, Inc.	4
Bank of America Corp.	3
Citigroup, Inc.	3
Wells Fargo & Co.	3
Verizon Communications, Inc.	3
Oracle Corp.	3
Anthem, Inc.	3
Suncor Energy, Inc.	3
Microsoft Corp.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	26%
Health Care	19
Energy	12
Information Technology	11
Consumer Staples	6
Industrials	6
Short Term Securities	6
Utilities	5
Consumer Discretionary	4
Telecommunication Services	3
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018	BlackRock Equity Dividend Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.
(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(d)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.80)%	12.47%	N/A	10.92%	N/A	8.87%	N/A
Service	(0.97)	12.11	N/A	10.60	N/A	8.57	N/A
Investor A	(0.92)	12.18	6.29%	10.64	9.45%	8.58	7.99%
Investor C	(1.26)	11.44	10.44	9.86	9.86	7.79	7.79
Investor C1	(1.24)	11.59	N/A	10.04	N/A	8.00	N/A
Class K	(0.77)	12.63	N/A	10.98	N/A	8.90	N/A
Class R	(1.08)	11.86	N/A	10.29	N/A	8.24	N/A
S&P 500® Index	0.70	16.24	N/A	13.12	N/A	10.67	N/A
Russell 1000® Value Index	(1.60)	9.54	N/A	10.04	N/A	8.95	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (c)
	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$992.00	$3.70	$1,000.00	$1,021.08	$3.76	0.75%
Service	$1,000.00	$990.30	$5.13	$1,000.00	$1,019.64	$5.21	1.04%
Investor A	$1,000.00	$990.80	$4.89	$1,000.00	$1,019.89	$4.96	0.99%
Investor C	$1,000.00	$987.40	$8.33	$1,000.00	$1,016.41	$8.45	1.69%
Investor C1	$1,000.00	$987.60	$7.74	$1,000.00	$1,017.01	$7.85	1.57%
Class K	$1,000.00	$992.30	$2.91	$1,000.00	$1,021.87	$2.96	0.59%
Class R	$1,000.00	$989.20	$6.41	$1,000.00	$1,018.35	$6.51	1.30%

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of July 31, 2018	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund underperformed its benchmark, the S&P Global Natural Resources Index.

What factors influenced performance?

For the period, security selection within the agriculture sector represented the largest detractor from relative return. Within agriculture, a non-benchmark position in the Brazilian prepared foods producer BRF SA weighed on relative performance despite the company delivering positive results and seeing fundamental factors appear to be recovering across its lines of business. In addition, a non-benchmark position in the Australian agricultural chemical company NuFarm Ltd. was among the largest detractors. While NuFarm’s forward earnings outlook appeared favorable based on its recent European acquisitions, earnings were negatively impacted by dry conditions in Australia.

Conversely, security selection within the mining sector was the largest positive contributor to relative performance. Within mining, the Fund’s non-benchmark position in the Canadian metals & mining company First Quantum Minerals was among the largest positive contributors. Sentiment with respect to First Quantum benefited from a strengthening in copper prices on signs of market tightness in China, as well as the company’s strong earnings. A lack of exposure to Barrick Gold Corp. also contributed positively, as the miner’s shares sold off following weakness in the price of gold. Finally, the Fund’s lack of a position in Amcor Ltd. (Australia) and Nippon Steel & Sumitomo Metal Corp. (Japan) added to relative return.

Describe recent portfolio activity.

During the period, the Fund rotated some of its integrated energy exposure, reducing positions in Chevron Corp. and Exxon Mobil Corp., and initiating positions in TOTAL SA (France) and Suncor Energy, Inc. (Canada). Within agriculture, the Fund took advantage of stock price strength to exit Monsanto Co., and initiated a position in the U.S food processor Archer Daniels Midland Co. Lastly, within the mining sector, exposure to diversified miners such as Rio Tinto PLC and BHP Billiton PLC (both Anglo-Australia) was reduced as the Fund initiated a position in the steel company ArcelorMittal (Luxembourg).

Describe portfolio positioning at period end.

At the end of the period, the Fund held its largest weighting in mining companies, followed by energy and agriculture. Within mining, the Fund maintained a high-quality bias, with company deleveraging efforts and growth prospects as key themes. Within energy, the Fund was focused on high quality exploration & production companies, both in the United States and offshore. In the agriculture sector, the Fund maintained diversified exposure to both the more input-oriented upstream and higher value-added, consumer facing downstream portions of the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Nutrien Ltd.	6%
Royal Dutch Shell PLC, Class B	6
BHP Billiton PLC	5
BP PLC	5
TOTAL SA	5
Glencore PLC	5
Suncor Energy, Inc.	4
Vale SA — ADR	4
Rio Tinto PLC	4
Archer-Daniels-Midland Co.	3

INDUSTRY ALLOCATION

Industry	Percent of Net Assets
Metals & Mining	35%
Oil, Gas & Consumable Fuels	35
Chemicals	11
Food Products	7
Containers & Packaging	5
Energy Equipment & Services	2
Paper & Forest Products	1
Machinery	1
Electronic Equipment, Instruments & Components	1
Short Term Securities	1
Other assets less liabilities	1

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018	BlackRock Natural Resources Trust

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund invests at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

(c)

The index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

Performance Summary for the Period Ended July 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(2.08)%	15.32%	N/A	(0.48)%	N/A	(0.87)%	N/A
Investor A	(2.19)	15.06	9.02%	(0.74)	(1.81)%	(1.14)	(1.67)%
Investor C	(2.59)	14.13	13.13	(1.52)	(1.52)	(1.92)	(1.92)
S&P Global Natural Resources Index	(0.43)	19.03	N/A	5.18	N/A	0.68	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (c)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (c)	Annualized Expense Ratio
Institutional	$1,000.00	$979.20	$4.51	$1,000.00	$1,020.23	$4.61	0.92%
Investor A	$1,000.00	$978.10	$5.79	$1,000.00	$1,018.94	$5.91	1.18%
Investor C	$1,000.00	$974.10	$9.45	$1,000.00	$1,015.22	$9.64	1.93%

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance of BlackRock Equity Dividend Fund shown prior to the March 28, 2016 inception date is that of Institutional Shares. The performance of the BlackRock Equity Dividend Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C1 Shares (available only in BlackRock Equity Dividend Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Prior to September 12, 2011, Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Investor C1 Shares of the BlackRock Equity Dividend Fund are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Class R Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These Shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Funds’ investment adviser, voluntarily waived a portion of the Funds’ expenses. Without such waiver, the Funds’ performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2018 and held through July 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 94.7%

Aerospace & Defense — 1.1%
Lockheed Martin Corp.	231,434	$75,470,627
Northrop Grumman Corp.	510,434	153,380,313

		228,850,940
Banks — 17.0%
Bank of America Corp.	24,181,010	746,709,589
Citigroup, Inc.	10,014,758	719,960,953
JPMorgan Chase & Co.	7,749,435	890,797,553
KeyCorp	4,843,763	101,089,334
SunTrust Banks, Inc.	3,257,789	234,788,853
U.S. Bancorp	5,184,053	274,806,649
Wells Fargo & Co.	11,847,054	678,717,724

		3,646,870,655
Beverages — 1.6%
Diageo PLC	5,689,188	208,721,848
PepsiCo, Inc.	1,235,839	142,121,485

		350,843,333
Building Products — 0.2%
Johnson Controls International PLC	1,212,970	45,498,505

Capital Markets — 3.2%
Charles Schwab Corp.	1,818,148	92,834,637
Goldman Sachs Group, Inc.	1,056,113	250,752,909
Morgan Stanley	6,780,882	342,841,394

		686,428,940
Chemicals — 1.1%
DowDuPont, Inc.	3,524,453	242,376,633

Communications Equipment — 1.5%
Cisco Systems, Inc.	2,651,934	112,150,289
Motorola Solutions, Inc.	1,658,588	201,186,724

		313,337,013
Construction Materials — 0.7%
CRH PLC	4,192,652	143,219,291

Containers & Packaging — 0.3%
International Paper Co.	1,288,981	69,256,949

Diversified Financial Services — 0.3%
AXA Equitable Holdings, Inc.(a)	3,063,094	67,357,437

Diversified Telecommunication Services — 3.1%
BCE, Inc.	1,209,775	51,330,753
Verizon Communications, Inc.	11,830,323	610,917,880

		662,248,633
Electric Utilities — 3.5%
Edison International	889,368	59,258,590
FirstEnergy Corp.	6,966,961	246,839,428
NextEra Energy, Inc.	1,302,592	218,236,264
PG&E Corp.(a)	5,227,487	225,200,140

		749,534,422
Electrical Equipment — 0.2%
nVent Electric PLC	1,228,699	33,666,353

Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.	1,805,184	151,797,922

Food & Staples Retailing — 0.5%
Kroger Co.	3,773,039	109,418,131

Food Products — 1.3%
Danone SA	653,341	51,295,263
General Mills, Inc.	2,106,598	97,029,904

Security	Shares	Value
Food Products (continued)
Kellogg Co.	1,784,957	$126,785,496

		275,110,663
Health Care Equipment & Supplies — 3.0%
Koninklijke Philips NV	7,756,121	340,490,198
Medtronic PLC	3,258,363	294,002,094

		634,492,292
Health Care Providers & Services — 7.8%
Aetna, Inc.	1,809,859	340,959,337
Anthem, Inc.	2,143,609	542,333,077
Cardinal Health, Inc.	1,833,768	91,596,712
CVS Health Corp.	2,305,419	149,529,476
Humana, Inc.	308,378	96,886,200
McKesson Corp.	1,265,400	158,934,240
Quest Diagnostics, Inc.	759,881	81,854,381
UnitedHealth Group, Inc.	852,151	215,781,676

		1,677,875,099
Household Products — 0.8%
Procter & Gamble Co.	2,036,265	164,693,113

Industrial Conglomerates — 2.8%
3M Co.	500,789	106,327,520
General Electric Co.	17,109,446	233,201,749
Honeywell International, Inc.	1,642,087	262,159,190

		601,688,459
Insurance — 5.8%
American International Group, Inc.	7,020,197	387,585,076
Arthur J Gallagher & Co.	623,264	44,469,886
Brighthouse Financial, Inc.(a)	440,106	19,113,804
Lincoln National Corp.	517,914	35,269,943
Marsh & McLennan Cos., Inc.	1,852,979	154,464,330
MetLife, Inc.	8,272,597	378,388,587
Travelers Cos., Inc.	1,751,498	227,939,950

		1,247,231,576
IT Services — 0.5%
Cognizant Technology Solutions Corp., Class A	1,318,158	107,429,877

Leisure Products — 0.4%
Mattel, Inc.(a)	5,031,408	79,848,445

Machinery — 0.3%
Pentair PLC	1,225,964	54,739,293

Media — 2.1%
Comcast Corp., Class A	10,001,427	357,851,058
Interpublic Group of Cos., Inc.	4,423,708	99,754,615

		457,605,673
Multi-Utilities — 1.1%
Public Service Enterprise Group, Inc.	4,440,620	228,958,367

Multiline Retail — 0.3%
Dollar General Corp.	613,266	60,192,058

Oil, Gas & Consumable Fuels — 12.3%
Anadarko Petroleum Corp.	585,134	42,802,552
BP PLC	57,083,520	429,007,742
Chevron Corp.	1,317,062	166,305,419
Devon Energy Corp.	5,079,351	228,621,588
Enterprise Products Partners LP	8,596,528	249,299,312
Hess Corp.	4,067,348	266,940,049
Marathon Oil Corp.	4,044,523	85,420,326
Marathon Petroleum Corp.	2,192,525	177,221,796
ONEOK, Inc.	1,568,447	110,481,407
Royal Dutch Shell PLC — ADR, Class A	587,499	40,167,307
Suncor Energy, Inc.	12,697,017	535,052,296

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (continued) July 31, 2018	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
TOTAL SA — ADR	2,299,759	$150,059,275
Williams Cos., Inc.	5,264,164	156,608,879

		2,637,987,948
Personal Products — 0.7%
Unilever NV — NY Shares	2,677,313	153,838,405

Pharmaceuticals — 8.6%
AstraZeneca PLC	5,238,076	403,207,087
Bayer AG, Registered Shares	1,223,498	136,208,495
Merck & Co., Inc.	4,688,164	308,809,363
Novo Nordisk A/S — ADR	3,220,219	160,270,300
Pfizer, Inc.	20,739,953	828,146,323

		1,836,641,568
Professional Services — 1.0%
Experian PLC	5,184,450	127,289,599
Nielsen Holdings PLC	3,440,189	81,050,853

		208,340,452
Road & Rail — 0.6%
Union Pacific Corp.	934,358	140,050,921

Semiconductors & Semiconductor Equipment — 1.8%
QUALCOMM, Inc.	4,347,008	278,599,743
Taiwan Semiconductor Manufacturing Co. Ltd.	13,640,000	109,061,445

		387,661,188
Software — 5.6%
Constellation Software, Inc.	137,799	99,895,138
Microsoft Corp.	4,776,960	506,739,917
Oracle Corp.	12,475,423	594,828,169

		1,201,463,224

Security	Shares	Value
Specialty Retail — 0.8%
Lowe’s Cos., Inc.	1,691,202	$168,004,007

Technology Hardware, Storage & Peripherals — 0.8%
Lenovo Group Ltd.	128,416,000	71,415,022
Samsung Electronics Co. Ltd.	2,221,062	92,196,789

		163,611,811
Tobacco — 1.3%
Altria Group, Inc.	4,740,674	278,182,750

Total Long-Term Investments — 94.7% (Cost — $13,980,763,109)		20,266,352,346

Short-Term Securities — 5.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.79%(b)(c)	1,164,090,600	1,164,090,600

Total Short-Term Securities — 5.4% (Cost — $1,164,090,600)		1,164,090,600

Total Investments — 100.1% (Cost — $15,144,853,709)		21,430,442,946
Liabilities in Excess of Other Assets — (0.1)%		(16,894,757)

Net Assets — 100.0%		$21,413,548,189

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.

(c)	During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	958,459,446	205,631,154	1,164,090,600	$1,164,090,600	$12,675,802		$3,788	$—
SL Liquidity Series, LLC, Money Market Series(a)	—	—	—	—	437,077	(c)	(25,430)	—

				$1,164,090,600	$13,112,879		$(21,642)	$—

(a)	No longer held by the Fund as of period end.
(b)	Includes net capital gain distributions, if applicable.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Equity Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$228,850,940	$—	$—	$228,850,940
Banks	3,646,870,655	—	—	3,646,870,655
Beverages	142,121,485	208,721,848	—	350,843,333
Building Products	45,498,505	—	—	45,498,505
Capital Markets	686,428,940	—	—	686,428,940
Chemicals	242,376,633	—	—	242,376,633
Communications Equipment	313,337,013	—	—	313,337,013
Construction Materials	—	143,219,291	—	143,219,291
Containers & Packaging	69,256,949	—	—	69,256,949
Diversified Financial Services	67,357,437	—	—	67,357,437
Diversified Telecommunication Services	662,248,633	—	—	662,248,633
Electric Utilities	749,534,422	—	—	749,534,422
Electrical Equipment	33,666,353	—	—	33,666,353
Electronic Equipment, Instruments & Components	151,797,922	—	—	151,797,922
Food & Staples Retailing	109,418,131	—	—	109,418,131
Food Products	223,815,400	51,295,263	—	275,110,663
Health Care Equipment & Supplies	294,002,094	340,490,198	—	634,492,292
Health Care Providers & Services	1,677,875,099	—	—	1,677,875,099
Household Products	164,693,113	—	—	164,693,113
IT Services	107,429,877	—	—	107,429,877
Industrial Conglomerates	601,688,459	—	—	601,688,459
Insurance	1,247,231,576	—	—	1,247,231,576
Leisure Products	79,848,445	—	—	79,848,445
Machinery	54,739,293	—	—	54,739,293
Media	457,605,673	—	—	457,605,673
Multi-Utilities	228,958,367	—	—	228,958,367
Multiline Retail	60,192,058	—	—	60,192,058
Oil, Gas & Consumable Fuels	2,208,980,206	429,007,742	—	2,637,987,948
Personal Products	153,838,405	—	—	153,838,405
Pharmaceuticals	1,297,225,986	539,415,582	—	1,836,641,568
Professional Services	81,050,853	127,289,599	—	208,340,452
Road & Rail	140,050,921	—	—	140,050,921
Semiconductors & Semiconductor Equipment	278,599,743	109,061,445	—	387,661,188
Software	1,201,463,224	—	—	1,201,463,224
Specialty Retail	168,004,007	—	—	168,004,007
Technology Hardware, Storage & Peripherals	—	163,611,811	—	163,611,811
Tobacco	278,182,750	—	—	278,182,750
Short-Term Securities	1,164,090,600	—	—	1,164,090,600

	$19,318,330,167	$2,112,112,779	$—	$21,430,442,946

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments July 31, 2018	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.9%

Chemicals — 11.2%
CF Industries Holdings, Inc.	31,525	$1,400,341
FMC Corp.	44,122	3,965,685
Nufarm Ltd.	324,275	1,723,336
Nutrien Ltd.	252,761	13,702,174
Umicore SA	28,632	1,675,618
Yara International ASA	44,356	1,955,749

		24,422,903
Containers & Packaging — 4.7%
International Paper Co.	30,139	1,619,369
Packaging Corp. of America	38,580	4,355,682
Smurfit Kappa Group PLC	102,183	4,198,724

		10,173,775
Electronic Equipment, Instruments & Components — 0.7%
Trimble, Inc.(a)	44,396	1,567,179

Energy Equipment & Services — 1.6%
Baker Hughes a GE Co.	44,754	1,547,593
Halliburton Co.	47,825	2,028,737

		3,576,330
Food Products — 7.3%
Archer-Daniels-Midland Co.	149,431	7,211,540
Bunge Ltd.	21,241	1,468,390
Glanbia PLC	136,987	2,253,813
Hormel Foods Corp.	92,944	3,343,196
Origin Enterprises PLC	97,250	686,864
Tyson Foods, Inc., Class A	18,324	1,056,379

		16,020,182
Machinery — 1.3%
Deere & Co.	19,582	2,835,277

Metals & Mining — 35.3%
ArcelorMittal	172,372	5,524,553
Beadell Resources Ltd.(a)(b)	6,155,234	251,933
BHP Billiton PLC	503,833	11,595,067
European Cobalt Ltd.(a)	9,952,158	391,880
First Quantum Minerals Ltd.	308,378	4,809,924
Fresnillo PLC	157,665	2,147,400
Glencore PLC(a)	2,413,410	10,583,847
Lundin Mining Corp.	332,696	1,841,420
Neo Lithium Corp.(a)	1,414,672	1,337,623
Nevsun Resources Ltd.	594,809	2,208,500
Newcrest Mining Ltd.	262,755	4,221,177
OZ Minerals Ltd.	295,964	2,090,017
Polyus PJSC	28,537	1,012,763
Rio Tinto PLC	156,925	8,615,317
Stelco Holdings, Inc.	237,268	4,240,674
Teck Resources Ltd., Class B	189,064	4,921,336

Security	Shares	Value
Metals & Mining (continued)
Vale SA — ADR	632,744	$9,276,027
Wheaton Precious Metals Corp.	94,805	1,986,165

		77,055,623
Oil, Gas & Consumable Fuels — 35.3%
BP PLC	1,523,475	11,449,584
Cairn Energy PLC(a)	406,799	1,303,837
Canadian Natural Resources Ltd.	89,204	3,277,819
Chevron Corp.	28,696	3,623,444
CNOOC Ltd.	1,619,000	2,712,388
ConocoPhillips	49,071	3,541,454
Devon Energy Corp.	50,740	2,283,807
Encana Corp.	82,010	1,131,629
EQT Corp.	24,582	1,221,234
Exxon Mobil Corp.	86,081	7,016,462
Kosmos Energy Ltd.(a)(b)	124,994	947,455
Pioneer Natural Resources Co.	13,430	2,541,896
Royal Dutch Shell PLC, Class B	354,883	12,430,560
Suncor Energy, Inc.	222,683	9,377,388
TOTAL SA	168,207	10,971,353
Valero Energy Corp.	26,584	3,146,216

		76,976,526
Paper & Forest Products — 1.5%
Mondi PLC	118,770	3,265,639
Quintis Ltd.(a)(b)(c)	2,624,167	19

		3,265,658

Total Long-Term Investments — 98.9% (Cost — $181,553,412)		215,893,453

Short-Term Securities — 0.5%
SL Liquidity Series, LLC, Money Market Series, 2.21%(d)(e)(f)	1,097,445	1,097,665

Total Short-Term Securities — 0.5% (Cost — $1,097,365)		1,097,665

Total Investments — 99.4% (Cost — $182,650,777)		216,991,118
Other Assets Less Liabilities — 0.6%		1,230,755

Net Assets — 100.0%		$218,221,873

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)	During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,990,762	(1,990,762)	—	$—	$31,419		$3	$—
SL Liquidity Series, LLC, Money Market Series	6,453,437	(5,355,992)	1,097,445	1,097,665	26,835	(b)	194	(136)

				$1,097,665	$58,254		$197	$(136)

(a)	Includes net capital gain distributions, if applicable.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Natural Resources Trust

(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For compliance purposes, the sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Chemicals	$19,068,200	$5,354,703	$—	$24,422,903
Containers & Packaging	5,975,051	4,198,724	—	10,173,775
Electronic Equipment, Instruments & Components	1,567,179	—	—	1,567,179
Energy Equipment & Services	3,576,330	—	—	3,576,330
Food Products	16,020,182	—	—	16,020,182
Machinery	2,835,277	—	—	2,835,277
Metals & Mining	31,013,549	46,042,074	—	77,055,623
Oil, Gas & Consumable Fuels	38,108,804	38,867,722	—	76,976,526
Paper & Forest Products	—	3,265,639	19	3,265,658

Subtotal	$118,164,572	$97,728,862	$19	$215,893,453

Investments Valued at NAV(a)				1,097,665

Total Investments				$216,991,118

(a)	As of July 31, 2018, certain of the Trust’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Statements of Assets and Liabilities

July 31, 2018

	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

ASSETS
Investments at value — unaffiliated(a)(b)	$20,266,352,346	$215,893,453
Investments at value — affiliated(c)	1,164,090,600	1,097,665
Foreign currency at value(d)	800	—
Receivables:
Capital shares sold	81,565,010	124,230
Dividends — unaffiliated	19,631,212	63,320
Dividends — affiliated	1,609,656	2,622
Investments sold	—	3,025,764
Securities lending income — affiliated	—	1,872
Prepaid expenses	242,350	36,500

Total assets	21,533,491,974	220,245,426

LIABILITIES
Cash collateral on securities loaned at value	—	1,098,064
Bank overdraft	—	102,223
Payables:
Capital shares redeemed	94,832,796	399,930
Investment advisory fees	9,823,211	109,978
Service and distribution fees	3,130,339	45,316
Board realignment and consolidation	406,195	10,439
Other affiliates	58,406	665
Trustees’ and Officer’s fees	41,098	3,264
Other accrued expenses	11,651,740	253,674

Total liabilities	119,943,785	2,023,553

NET ASSETS	$21,413,548,189	$218,221,873

NET ASSETS CONSIST OF
Paid-in capital	$13,687,386,225	$160,936,115
Undistributed net investment income	48,031,096	1,448,485
Accumulated net realized gain	1,392,538,754	21,497,768
Net unrealized appreciation (depreciation)	6,285,592,114	34,339,505

NET ASSETS	$21,413,548,189	$218,221,873

(a) Investments at cost — unaffiliated	$13,980,763,109	$181,553,412
(b) Securities loaned at value	$—	$1,010,423
(c) Investments at cost — affiliated	$1,164,090,600	$1,097,365
(d) Foreign currency at cost	$800	$—

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

July 31, 2018

	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

NET ASSET VALUE

Institutional:
Net assets	$11,120,924,490	$72,268,658

Shares outstanding(e)	472,651,351	2,189,085

Net asset value	$23.53	$33.01

Service:
Net assets	$82,914,103	$—

Shares outstanding(e)	3,536,676	—

Net asset value	$23.44	$—

Investor A:
Net assets	$4,999,365,962	$122,563,598

Shares outstanding(e)	213,096,658	3,913,506

Net asset value	$23.46	$31.32

Investor C:
Net assets	$2,225,355,303	$23,389,617

Shares outstanding(e)	98,391,566	973,177

Net asset value	$22.62	$24.03

Investor C1:
Net assets	$1,672,151	$—

Shares outstanding(e)	73,851	—

Net asset value	$22.64	$—

Class K:
Net assets	$2,229,056,904	$—

Shares outstanding(e)	94,766,399	—

Net asset value	$23.52	$—

Class R:
Net assets	$754,259,276	$—

Shares outstanding(e)	31,908,541	—

Net asset value	$23.64	$—

(e)	Unlimited number of shares authorized, $0.10 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Operations

Year Ended July 31, 2018

	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

INVESTMENT INCOME
Dividends — unaffiliated	$545,206,511	$7,081,241
Dividends — affiliated	12,675,802	31,419
Securities lending income — affiliated — net	437,077	26,835
Foreign taxes withheld	(14,031,742)	(160,431)

Total investment income	544,287,648	6,979,064

EXPENSES
Investment advisory	117,636,127	1,411,649
Service and distribution — class specific	40,806,929	599,127
Transfer agent — class specific	26,967,899	411,746
Accounting services	2,278,935	64,886
Custodian	1,647,814	55,276
Professional	691,183	77,917
Registration	419,345	77,557
Board realignment and consolidation	406,195	10,439
Printing	339,511	35,477
Trustees and Officers	272,980	18,632
Miscellaneous	365,070	19,379

Total expenses	191,831,988	2,782,085
Less fees waived and/or reimbursed by the Manager	(3,084,993)	(1,793)

Total expenses after fees waived and/or reimbursed	188,746,995	2,780,292

Net investment income	355,540,653	4,198,772

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,548,845,283	31,805,658
Investments — affiliated	(25,430)	194
Foreign currency transactions	(396,704)	205,152
Capital gain distributions from investment companies — affiliated	3,788	3

	2,548,426,937	32,011,007

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(439,679,563)	(3,467,886)
Investments — affiliated	—	(136)
Foreign currency translations	250,369	(959)

	(439,429,194)	(3,468,981)

Net realized and unrealized gain	2,108,997,743	28,542,026

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,464,538,396	$32,740,798

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Equity Dividend Fund
	Year Ended July 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$355,540,653	$357,645,053
Net realized gain	2,548,426,937	2,447,613,520
Net change in unrealized appreciation (depreciation)	(439,429,194)	524,754,690

Net increase in net assets resulting from operations	2,464,538,396	3,330,013,263

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(194,677,067)	(222,245,439)
Service	(912,747)	(1,150,763)
Investor A	(75,120,878)	(93,147,307)
Investor B	(1,002)	(33,554)
Investor C	(18,524,663)	(27,125,822)
Investor C1	(16,629)	(60,206)
Class K	(21,985,766)	(2,212,534)
Class R	(8,738,742)	(11,028,482)
From net realized gain:
Institutional	(516,575,763)	(1,695,473,141)
Service	(2,422,685)	(9,445,833)
Investor A	(224,937,164)	(797,679,679)
Investor B	(23,279)	(409,220)
Investor C	(105,621,363)	(398,132,808)
Investor C1	(85,007)	(583,492)
Class K	(14,047,657)	(19,720,060)
Class R	(33,841,578)	(117,041,688)

Decrease in net assets resulting from distributions to shareholders	(1,217,531,990)	(3,395,490,028)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,208,229,169)	(163,570,395)

NET ASSETS
Total increase (decrease) in net assets	38,777,237	(229,047,160)
Beginning of year	21,374,770,952	21,603,818,112

End of year	$21,413,548,189	$21,374,770,952

Undistributed net investment income, end of year	$48,031,096	$12,864,641

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets  (continued)

	BlackRock Natural Resources Trust
	Year Ended July 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,198,772	$3,893,814
Net realized gain	32,011,007	107,548,669
Net change in unrealized appreciation (depreciation)	(3,468,981)	(99,961,762)

Net increase in net assets resulting from operations	32,740,798	11,480,721

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(2,055,231)	(731,574)
Investor A	(3,452,899)	(1,411,416)
Investor C	(740,288)	(27,010)
From net realized gain:
Institutional	(1,330,956)	(29,812,195)
Investor A	(2,532,615)	(48,598,068)
Investor B	(4)	(1,520)
Investor C	(714,459)	(12,553,333)

Decrease in net assets resulting from distributions to shareholders	(10,826,452)	(93,135,116)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(51,413,872)	14,194,104

NET ASSETS
Total decrease in net assets	(29,499,526)	(67,460,291)
Beginning of year	247,721,399	315,181,690

End of year	$218,221,873	$247,721,399

Undistributed net investment income, end of year	$1,448,485	$1,048,163

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund
	Institutional
	Year Ended July 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$22.19		$22.33		$24.94		$24.71	$22.64

Net investment income(a)	0.42		0.43		0.44		0.47	0.48
Net realized and unrealized gain	2.28		3.22		0.79		1.34	2.10

Net increase from investment operations	2.70		3.65		1.23		1.81	2.58

Distributions(b)
From net investment income	(0.39)		(0.44)		(0.45)		(0.48)	(0.49)
From net realized gain	(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(1.36)		(3.79)		(3.84)		(1.58)	(0.51)

Net asset value, end of year	$23.53		$22.19		$22.33		$24.94	$24.71

Total Return(c)
Based on net asset value	12.47%		17.13%		6.29%		7.55%	11.49%

Ratios to Average Net Assets
Total expenses	0.72	%(d)	0.72	%(d)	0.71	%(d)	0.70%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.72	%(d)	0.71	%(d)	0.69	%(d)	0.69%	0.70%

Net investment income	1.86%		1.89%		2.00%		1.86%	2.00%

Supplemental Data
Net assets, end of year (000)	$11,120,924		$12,305,546		$11,620,763		$13,242,101	$14,595,350

Portfolio turnover rate	36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Service
	Year Ended July 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$22.12		$22.26		$24.86		$24.63	$22.56

Net investment income(a)	0.36		0.39		0.37		0.39	0.40
Net realized and unrealized gain	2.26		3.21		0.79		1.33	2.10

Net increase from investment operations	2.62		3.60		1.16		1.72	2.50

Distributions(b)
From net investment income	(0.33)		(0.39)		(0.37)		(0.39)	(0.41)
From net realized gain	(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(1.30)		(3.74)		(3.76)		(1.49)	(0.43)

Net asset value, end of year	$23.44		$22.12		$22.26		$24.86	$24.63

Total Return(c)
Based on net asset value	12.11%		16.92%		5.95%		7.19%	11.17%

Ratios to Average Net Assets
Total expenses	1.01	%(d)	0.92	%(d)	1.04	%(d)	1.02%	1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.01	%(d)	0.92	%(d)	1.01	%(d)	1.01%	1.01%

Net investment income	1.59%		1.72%		1.68%		1.58%	1.69%

Supplemental Data
Net assets, end of year (000)	$82,914		$63,273		$86,382		$99,271	$295,017

Portfolio turnover rate	36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Investor A
	Year Ended July 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$22.13		$22.28		$24.88		$24.65	$22.59

Net investment income(a)	0.37		0.38		0.39		0.40	0.42
Net realized and unrealized gain	2.26		3.20		0.79		1.33	2.09

Net increase from investment operations	2.63		3.58		1.18		1.73	2.51

Distributions(b)
From net investment income	(0.33)		(0.38)		(0.39)		(0.40)	(0.43)
From net realized gain	(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(1.30)		(3.73)		(3.78)		(1.50)	(0.45)

Net asset value, end of year	$23.46		$22.13		$22.28		$24.88	$24.65

Total Return(c)
Based on net asset value	12.18%		16.82%		6.07%		7.25%	11.19%

Ratios to Average Net Assets
Total expenses	0.97	%(d)	0.97	%(d)	0.96	%(d)	0.97%	0.95%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96	%(d)	0.96	%(d)	0.93	%(d)	0.96%	0.95%

Net investment income	1.61%		1.66%		1.76%		1.61%	1.75%

Supplemental Data
Net assets, end of year (000)	$4,999,366		$5,435,461		$5,951,054		$7,226,833	$10,115,394

Portfolio turnover rate	36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Investor C
	Year Ended July 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$21.37		$21.62		$24.27		$24.08	$22.08

Net investment income(a)	0.20		0.21		0.22		0.22	0.24
Net realized and unrealized gain	2.19		3.10		0.76		1.31	2.05

Net increase from investment operations	2.39		3.31		0.98		1.53	2.29

Distributions(b)
From net investment income	(0.17)		(0.21)		(0.24)		(0.24)	(0.27)
From net realized gain	(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(1.14)		(3.56)		(3.63)		(1.34)	(0.29)

Net asset value, end of year	$22.62		$21.37		$21.62		$24.27	$24.08

Total Return(c)
Based on net asset value	11.44%		15.99%		5.24%		6.51%	10.43%

Ratios to Average Net Assets
Total expenses	1.67	%(d)	1.69	%(d)	1.69	%(d)	1.67%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.67	%(d)	1.69	%(d)	1.67	%(d)	1.66%	1.67%

Net investment income	0.90%		0.94%		1.02%		0.88%	1.02%

Supplemental Data
Net assets, end of year (000)	$2,225,355		$2,538,471		$3,043,757		$3,361,651	$3,476,705

Portfolio turnover rate	36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Investor C1
	Year Ended July 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$21.39		$21.59		$24.24		$24.06	$22.06

Net investment income(a)	0.23		0.25		0.26		0.26	0.28
Net realized and unrealized gain	2.19		3.09		0.76		1.30	2.05

Net increase from investment operations	2.42		3.34		1.02		1.56	2.33

Distributions(b)
From net investment income	(0.20)		(0.20)		(0.28)		(0.28)	(0.31)
From net realized gain	(0.97)		(3.34)		(3.39)		(1.10)	(0.02)

Total distributions	(1.17)		(3.54)		(3.67)		(1.38)	(0.33)

Net asset value, end of year	$22.64		$21.39		$21.59		$24.24	$24.06

Total Return(c)
Based on net asset value	11.59%		16.18%		5.47%		6.69%	10.63%

Ratios to Average Net Assets
Total expenses	1.53	%(d)	1.50	%(d)	1.49	%(d)	1.49%	1.49%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.52	%(d)	1.50	%(d)	1.47	%(d)	1.48%	1.49%

Net investment income	1.06%		1.14%		1.22%		1.07%	1.21%

Supplemental Data
Net assets, end of period (000)	$1,672		$2,135		$6,834		$7,340	$7,680

Portfolio turnover rate	36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Class K
	Year Ended July 31,				Period from 03/28/16 (a) to 07/31/16
	2018		2017
Net asset value, beginning of period	$22.18		$22.32		$20.97

Net investment income(b)	0.45		0.42		0.09
Net realized and unrealized gain	2.28		3.26		1.48

Net increase (decrease) from investment operations	2.73		3.68		1.57

Distributions(c)
From net investment income	(0.42)		(0.47)		(0.22)
From net realized gain	(0.97)		(3.35)		—

Total distributions	(1.39)		(3.82)		(0.22)

Net asset value, end of period	$23.52		$22.18		$22.32

Total Return(d)
Based on net asset value	12.63%		17.28%		7.50	%(e)

Ratios to Average Net Assets
Total expenses	0.59	%(h)	0.59	%(h)	0.58	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.58	%(h)	0.59	%(h)	0.57	%(f)(g)(h)

Net investment income	1.99%		1.83%		1.22	%(f)

Supplemental Data
Net assets, end of period (000)	$2,229,057		$209,323		$22,861

Portfolio turnover rate	36%		29%		25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.58%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,		Period from 03/28/16(a) to 07/31/16
	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)
	Class R
	Year Ended July 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$22.28		$22.41		$25.01		$24.76	$22.69

Net investment income(a)	0.30		0.31		0.32		0.32	0.34
Net realized and unrealized gain	2.29		3.22		0.79		1.35	2.10

Net increase from investment operations	2.59		3.53		1.11		1.67	2.44

Distributions(b)
From net investment income	(0.26)		(0.31)		(0.32)		(0.32)	(0.35)
From net realized gain	(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(1.23)		(3.66)		(3.71)		(1.42)	(0.37)

Net asset value, end of year	$23.64		$22.28		$22.41		$25.01	$24.76

Total Return(c)
Based on net asset value	11.86%		16.44%		5.70%		6.96%	10.83%

Ratios to Average Net Assets
Total expenses	1.28	%(d)	1.29	%(d)	1.27	%(d)	1.28%	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.28	%(d)	1.28	%(d)	1.25	%(d)	1.28%	1.27%

Net investment income	1.29%		1.33%		1.44%		1.28%	1.43%

Supplemental Data
Net assets, end of year (000)	$754,259		$819,982		$862,531		$987,928	$1,202,121

Portfolio turnover rate	36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust
	Institutional
	Year Ended July 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$30.00	$43.39		$47.03		$77.17	$64.89

Net investment income(a)	0.66	0.73	(b)	0.47		0.53	0.45
Net realized and unrealized gain (loss)	3.85	1.00		(0.96)		(25.35)	12.61

Net increase (decrease) from investment operations	4.51	1.73		(0.49)		(24.82)	13.06

Distributions(c)
From net investment income	(0.91)	(0.41)		(0.42)		(0.37)	(0.34)
From net realized gain	(0.59)	(14.71)		(2.73)		(4.95)	(0.44)

Total distributions	(1.50)	(15.12)		(3.15)		(5.32)	(0.78)

Net asset value, end of year	$33.01	$30.00		$43.39		$47.03	$77.17

Total Return(d)
Based on net asset value	15.32%	4.68%		(0.15)%		(32.68)%	20.31%

Ratios to Average Net Assets
Total expenses	0.92%	0.85%		0.88	%(e)	0.83%	0.80%

Total expenses after fees waived	0.92%	0.85%		0.88	%(e)	0.83%	0.80%

Net investment income	2.08%	1.64	%(b)	1.12%		0.89%	0.64%

Supplemental Data
Net assets, end of year (000)	$72,269	$84,139		$69,602		$80,864	$142,323

Portfolio turnover rate	75%	102%		7%		6%	5%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016
Investments in underlying funds	0.01%

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)
	Investor A
	Year Ended July 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$28.50	$41.97		$45.59		$75.12	$63.28

Net investment income(a)	0.54	0.53	(b)	0.34		0.36	0.27
Net realized and unrealized gain (loss)	3.67	1.01		(0.92)		(24.65)	12.27

Net increase (decrease) from investment operations	4.21	1.54		(0.58)		(24.29)	12.54

Distributions(c)
From net investment income	(0.80)	(0.30)		(0.31)		(0.29)	(0.26)
From net realized gain	(0.59)	(14.71)		(2.73)		(4.95)	(0.44)

Total distributions	(1.39)	(15.01)		(3.04)		(5.24)	(0.70)

Net asset value, end of year	$31.32	$28.50		$41.97		$45.59	$75.12

Total Return(d)
Based on net asset value	15.06%	4.38%		(0.40)%		(32.87)%	19.98%

Ratios to Average Net Assets
Total expenses	1.18%	1.13%		1.14	%(e)	1.10%	1.06%

Total expenses after fees waived	1.18%	1.13%		1.14	%(e)	1.10%	1.06%

Net investment income	1.77%	1.22	%(b)	0.84%		0.62%	0.39%

Supplemental Data
Net assets, end of year (000)	$122,564	$133,246		$197,713		$198,816	$313,210

Portfolio turnover rate	75%	102%		7%		6%	5%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.16 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016
Investments in underlying funds	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)
	Investor C
	Year Ended July 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$22.16	$35.93		$39.48		$66.24	$56.13

Net investment income (loss)(a)	0.24	0.15	(b)	0.02		(0.08)	(0.24)
Net realized and unrealized gain (loss)	2.83	0.81		(0.84)		(21.62)	10.86

Net increase (decrease) from investment operations	3.07	0.96		(0.82)		(21.70)	10.62

Distributions(c)
From net investment income	(0.61)	(0.02)		—		(0.11)	(0.07)
From net realized gain	(0.59)	(14.71)		(2.73)		(4.95)	(0.44)

Total distributions	(1.20)	(14.73)		(2.73)		(5.06)	(0.51)

Net asset value, end of year	$24.03	$22.16		$35.93		$39.48	$66.24

Total Return(d)
Based on net asset value	14.13%	3.55%		(1.20)%		(33.38)%	19.06%

Ratios to Average Net Assets
Total expenses	1.95%	1.91%		1.94	%(e)	1.88%	1.84%

Total expenses after fees waived	1.95%	1.91%		1.94	%(e)	1.88%	1.84%

Net investment income (loss)	1.03%	0.41	%(b)	0.06%		(0.16)%	(0.39)%

Supplemental Data
Net assets, end of year (000)	$23,390	$30,337		$47,397		$57,026	$92,811

Portfolio turnover rate	75%	102%		7%		6%	5%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended July 31, 2016
Investments in underlying funds	0.01%

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Fund is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Equity Dividend Fund	Equity Dividend	Diversified
BlackRock Natural Resources Trust	Natural Resources	Diversified	(a)

(a)	Natural Resources changed from non-diversified to diversified during the reporting period.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None
Investor C1 Shares	No	No	(b)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

On December 27, 2017, each Funds’ issued and outstanding Investor B Shares converted to Investor A Shares, with the same relative net asset value (“NAV”) as the original shares held immediately prior to conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by each Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Natural Resources’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Natural Resources

	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
SG America Securities LLC.	$20,465	$(20,465)	$—
JPMorgan Securities LLC.	61,395	(61,395)	—
Citigroup Global Markets Inc	930,423	(930,423)	—

	$1,012,283	$(1,012,283)	$—

(a)

Cash collateral with a value of 1,098,064, has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Equity Dividend

Average Daily Net Assets	Investment Advisory Fee
First $8 Billion	0.60%
$8 Billion — $10 Billion	0.56%
$10 Billion — $12 Billion	0.54%
$12 Billion — $17 Billion	0.52%
$17 Billion — $25 Billion	0.51%
$25 Billion — $30 Billion	0.50%
$30 Billion — $40 Billion	0.47%
Greater than $40 Billion	0.45%

Natural Resources

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

With respect to Natural Resources, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of Natural Resources for which BIL acts as sub-advisor, a monthly fee that is a percentage of the investment advisory fees paid by Natural Resources to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	Equity Dividend	Natural Resources
Service	0.25%	—%
Investor A	0.25	0.25
Investor B(a)	0.25	0.25
Investor C	0.25	0.25
Investor C1	0.25	—
Class R	0.25	—

	Distribution Fees
	Equity Dividend	Natural Resources
Investor B(a)	0.75%	0.75%
Investor C	0.75	0.75
Investor C1	0.55	—
Class R	0.25	—

(a)	On December 27, 2017, each Funds’ Investor B Shares converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B (a)	Investor C	Investor C1	Class R	Total
Equity Dividend	$159,971	$13,030,439	$2,326	$23,645,345	$14,242	$3,954,606	$40,806,929
Natural Resources	—	326,622	2	272,503	—	—	599,127

(a)	On December 27, 2017, each Funds’ Investor B Shares converted to Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2018 the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Equity Dividend	$362,756	$5,310	$103	$368,169

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B (a)	Investor C	Investor C1	Class K	Class R	Total
Equity Dividend	$37,185	$318	$67,500	$54	$39,497	$30	$18	$5,998	$150,600
Natural Resources	793	—	6,803	—	2,004	—	—	—	9,600

(a)	On December 27, 2017, each Funds’ Investor B Shares converted to Investor A Shares.

For the year ended July 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B (a)	Investor C	Investor C1	Class K	Class R	Total
Equity Dividend	$16,078,392	$113,904	$7,027,049	$856	$2,169,918	$2,612	$10,499	$1,564,669	$26,967,899
Natural Resources	131,674	—	226,999	—	53,073		—	—	411,746

(a)	On December 27, 2017, each Funds’ Investor B Shares converted to Investor A Shares.

Other Fees: For the year ended July 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Investor A
Equity Dividend	$157,484
Natural Resources	5,583

For the year ended July 31, 2018, affiliates received CDSCs as follows:

	Equity Dividend	Natural Resources
Investor A	$38,906	$269
Investor C	70,503	2,008

Expense Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts waived were as follows:

Equity Dividend	$718,909
Natural Resources	1,793

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended July 31, 2018, there were no fees waived and/or reimbursed by the Manager.

For the year ended July 31, 2018, the Manager reimbursed Equity Dividend $2,366,084 for certain operating expenses which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the year ended July 31, 2018, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Equity Dividend	$238,258
Natural Resources	2,689

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawal as for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

Pursuant to a securities lending agreement, Equity Dividend retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. Pursuant to a securities lending agreement, Natural Resources retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: Equity Dividend retains’ 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. Natural Resources retains 85% of securities lending income, and this amount can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2018, each Fund paid BIM the following amounts for securities lending agent services:

Equity Dividend	$146,720
Natural Resources	7,850

Interfund Lending: In accordance with an exemptive order (the “Order”) from SEC, each fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by Natural Resources’ investment policies and restrictions. Equity Dividend is currently permitted to borrow and Natural Resources is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the year ended July 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Equity Dividend	$44,600,696	$—	$—

6.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments excluding short-term securities were as follows:

	Purchases	Sales
Equity Dividend	$7,361,487,170	$9,497,425,271
Natural Resources	173,463,416	232,668,577

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, non-deductible expenses and the use of equalization were reclassified to the following accounts:

	Equity Dividend	Natural Resources
Paid-in capital	$170,178,975	$2,596,875
Undistributed (distributions in excess of) net investment income	(396,704)	2,449,968
Undistributed net realized gain	(169,782,271)	(5,046,843)

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Equity Dividend (a)	Natural Resources (a)
Ordinary income
7/31/18	$378,965,391	$9,317,782
7/31/17	520,775,615	2,170,000
Long-term capital gains
7/31/18	1,008,745,574	4,105,545
7/31/17	3,075,041,565	106,843,350

Total
7/31/18	$1,387,710,965	$13,423,327

7/31/17	$3,595,817,180	$109,013,350

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of July 31, 2018, the tax components of accumulated net earnings were as follows:

	Equity Dividend	Natural Resources
Undistributed ordinary income	$218,922,430	$5,763,915
Undistributed long-term capital gains	1,322,785,691	18,535,132
Net unrealized gains(a)	6,184,453,843	32,986,711

Total	$7,726,161,964	$57,285,758

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

During the year ended July 31, 2018, Equity Dividend Fund utilized $745,578 of its capital loss carryforward.

As of July 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for federal income tax purposes were as follows:

	Equity Dividend	Natural Resources
Tax cost	$15,245,991,979	$184,002,664

Gross unrealized appreciation	$6,601,592,460	$40,774,401
Gross unrealized depreciation	(417,141,493)	(7,785,947)

Net unrealized appreciation (depreciation)	$6,184,450,967	$32,988,454

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

8.	BANK BORROWINGS

The Funds along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2018, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: As of period end, Equity Dividend invested a significant portion of its assets in securities in the financial sector. Natural Resources invested a significant portion of its assets in securities in the metals and mining, oil and gas & consumable fuels sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2018		Year Ended July 31, 2017
Equity Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	104,777,183	$2,388,557,346	123,756,464	$2,852,244,849
Shares issued in reinvestment of distributions	27,999,943	634,424,280	77,447,046	1,719,403,984
Shares redeemed	(214,707,419)	(4,842,186,118)	(167,074,009)	(3,815,716,313)

Net increase (decrease)	(81,930,293)	$(1,819,204,492)	34,129,501	$755,932,520

Service
Shares sold	1,853,906	$42,385,926	404,033	$9,205,082
Shares issued in reinvestment of distributions	147,214	3,326,098	477,309	10,565,650
Shares redeemed	(1,325,309)	(29,976,733)	(1,900,717)	(42,788,336)

Net increase (decrease)	675,811	$15,735,291	(1,019,375)	$(23,017,604)

Investor A
Shares sold	32,214,292	$732,870,504	43,754,745	$1,001,670,210
Shares issued in reinvestment of distributions	12,856,169	290,495,173	38,978,107	863,340,675
Shares redeemed	(77,615,202)	(1,762,518,685)	(104,251,778)	(2,393,036,337)

Net decrease	(32,544,741)	$(739,153,008)	(21,518,926)	$(528,025,452)

Investor B(a)
Shares sold	83	$1,920	8,669	$198,986
Shares issued in reinvestment of distributions	964	22,359	18,551	418,356
Shares redeemed	(26,666)	(621,500)	(428,855)	(9,926,196)

Net decrease	(25,619)	$(597,221)	(401,635)	$(9,308,854)

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended July 31, 2018		Year Ended July 31, 2017
Equity Dividend	Shares	Amount	Shares	Amount

Investor C
Shares sold	4,382,704	$96,205,872	8,504,809	$187,794,327
Shares issued in reinvestment of distributions	5,430,087	118,418,267	18,808,290	403,151,335
Shares redeemed	(30,183,579)	(660,785,822)	(49,315,072)	(1,097,004,568)

Net decrease	(20,370,788)	$(446,161,683)	(22,001,973)	$(506,058,906)

Investor C1
Shares sold	4,865	$106,744	4,646	$102,587
Shares issued in reinvestment of distributions	4,594	100,293	26,511	569,089
Shares redeemed	(35,415)	(772,414)	(247,853)	(5,600,388)

Net decrease	(25,956)	$(565,377)	(216,696)	$(4,928,712)

Class K
Shares sold	95,113,531	$2,117,838,802	9,597,959	$223,018,048
Shares issued in reinvestment of distributions	1,537,957	34,856,038	970,718	21,526,968
Shares redeemed	(11,320,880)	(258,826,515)	(2,157,042)	(49,741,324)

Net increase	85,330,608	$1,893,868,325	8,411,635	$194,803,692

Class R
Shares sold	3,345,001	76,442,612	4,448,350	102,236,131
Shares issued in reinvestment of distributions	1,869,019	42,560,604	5,739,981	128,015,002
Shares redeemed	(10,103,007)	(231,154,220)	(11,885,017)	(273,218,212)

Net decrease	(4,888,987)	$(112,151,004)	(1,696,686)	$(42,967,079)

Total Net (Decrease)	(53,779,965)	$(1,208,229,169)	(4,314,155)	$(163,570,395)

	Year Ended July 31, 2018		Year Ended July 31, 2017
Natural Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,245,094	$39,848,710	1,587,657	$69,822,802
Shares issued in reinvestment of distributions	99,032	3,086,841	903,329	26,756,341
Shares redeemed	(1,960,025)	(61,900,627)	(1,290,092)	(55,275,472)

Net increase (decrease)	(615,899)	$(18,965,076)	1,200,894	$41,303,671

Investor A
Shares sold	815,156	$24,811,120	1,233,560	$53,886,142
Shares issued in reinvestment of distributions	188,985	5,597,782	1,621,863	45,765,804
Shares redeemed	(1,766,150)	(53,570,540)	(2,890,410)	(120,361,656)

Net decrease	(762,009)	$(23,161,638)	(34,987)	$(20,709,710)

Investor B(a)
Shares sold	—	$—	49	$1,838
Shares issued in reinvestment of distributions	—	4	68	1,505
Shares redeemed	(15)	(380)	(12,953)	(488,598)

Net decrease	(15)	$(376)	(12,836)	$(485,255)

Investor C
Shares sold	121,168	$2,886,139	111,490	$4,162,540
Shares issued in reinvestment of distributions	62,167	1,419,890	559,794	12,153,467
Shares redeemed	(579,381)	(13,592,811)	(621,348)	(22,230,609)

Net increase (decrease)	(396,046)	$(9,286,782)	49,936	$(5,914,602)

Total Net Increase (Decrease)	(1,773,969)	$(51,413,872)	1,203,007	$14,194,104

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Trustees of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust (the “Funds”), including the schedules of investments, as of July 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During fiscal year ended July 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Equity Dividend	Natural Resources
Qualified Dividend Income for Individuals(a)	10/13/17	100.00%	—
	12/05/17	100.00%	65.45%
	04/12/18	89.05%	—
	07/20/18	89.05%	—
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	Quarterly	67.66%	—
	12/05/17	—	40.28%
Interest Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	12/05/17	22.63%	43.14%
	04/12/18	4.01%	—
	07/20/18	4.01%	—
20% Long Term Cap Gains Paid Per Share	12/05/17	$0.924133	$0.254021

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax nonresident aliens and foreign corporations.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees of BlackRock Equity Dividend Fund (the “Equity Dividend Fund”) and the Board of Trustees of BlackRock Natural Resources Trust (the “Natural Resources Trust,” together with the Equity Dividend Fund, the “Funds” and each, a “Fund”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of each Fund’s investment advisory agreement (the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Natural Resources Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity: (a) the Boards of Trustees of the Funds are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; and (b) the shareholders of the Funds are referred to herein collectively as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	39

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to the Natural Resources Trust, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Equity Dividend Fund ranked in the second, first and second quartiles, respectively, against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, the Natural Resources Trust ranked in the second quartile against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Natural Resources Trust.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Equity Dividend Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Equity Dividend Fund’s Expense Peers. The Board also noted that the Equity Dividend Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Equity Dividend Fund increases above certain contractually specified levels.

The Board noted that the Natural Resources Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Natural Resources Trust’s Expense Peers. The Board also noted that the Natural Resources Trust has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Natural Resources Trust increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2019, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Natural Resources Trust, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	41

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	30 RICs consisting of 102 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	30 RICs consisting of 102 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 102 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML, Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	30 RICs consisting of 102 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service).
Henry Gabbay 1947	Trustee (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006; Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014.	30 RICs consisting of 102 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 102 Portfolios	None
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 102 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging).

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During Past Five Years
John F. O'Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	30 RICs consisting of 102 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	30 RICs consisting of 102 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock; Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Funds serve at the pleasure of the Board.

Further information about the Funds’ Trustees and Officers is available in each Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 8, 2018, John MacKessy replaced Fernanda Piedra as the Funds’ Anti-Money Laundering Compliance Officer.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Natural Resources Trust only.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request, without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse line up of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	45

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDNR-7/18-AR

Item 2 –

Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$28,152	$29,419	$0	$0	$16,700	$14,045	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$16,700	$14,045

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: October 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Natural Resources Trust

Date: October 4, 2018